UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2011

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
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(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois     60062

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(Address of Principal Executive Offices)   (Zip Code)

Registrant’s   telephone   number,   including  area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On April 19, 2011, the Registrant sent a letter to Institutional Shareholder Services (“ISS”) summarizing discussions between ISS and the Registrant regarding ISS’ voting protocols on the election of directors and the say on pay vote at the Registrant’s upcoming annual meeting. A copy of the letter is attached as Exhibit 99 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99	Registrant’s letter dated April 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Jennifer M. Hager
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		Name:	Jennifer M. Hager
		Title:	Vice President,
Assistant General Counsel,
and Assistant Secretary

Date: April 19, 2011